                                                             EXHIBIT (h)(10)(c)

                  AMENDMENT NO. 12 TO PARTICIPATION AGREEMENT

   Pursuant to the Participation Agreement, made and entered into as of the 13th day of April 1998, and as amended on February 1, 2006, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of August 31, 2007.

                                AMERICAN GENERAL LIFE INSURANCE COMPANY
                                By its authorized officers,

                                By:
                                        ---------------------------------
                                Name:
                                        ---------------------------------
                                Title:
                                        ---------------------------------


                                Attest:
                                        ---------------------------------
                                Name:
                                        ---------------------------------
                                Title:
                                        ---------------------------------

                                (Corporate Seal)

                                MFS VARIABLE INSURANCE TRUST,
                                on behalf of the Portfolios
                                By its authorized officer,

                                By:
                                        ---------------------------------
                                Name:
                                        ---------------------------------
                                Title:
                                        ---------------------------------

                                MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                By its authorized officer,

                                By:
                                        ---------------------------------
                                Name:
                                        ---------------------------------
                                Title:
                                        ---------------------------------

                                                          As of August 31, 2007

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

Name of Separate Account and Date                   Policies Funded                      Portfolios
Established by Board of Directors                 by Separate Account              Applicable to Policies
---------------------------------       ---------------------------------------- --------------------------
American General Life Insurance Company Platinum Investor I Flexible Premium     MFS Emerging Growth Series
Separate Account VL-R                   Life Insurance Policy                    MFS Research Series
(May 6, 1997)                           Policy Form No. 97600                    MFS Core Equity Series
                                                                                 MFS New Discovery Series

                                        Platinum Investor II Flexible Premium
                                        Life Insurance Policy
                                        Policy Form No. 97610

                                        Corporate America-Variable
                                        Life Insurance Policy
                                        Policy Form No. 99301

                                        Platinum Investor Survivor Variable
                                        Life Insurance Policy
                                        Policy Form No. 99206

                                        Platinum Investor III
                                        Flexible Premium Life
                                        Insurance Policy
                                        Policy Form No. 00600

                                        Platinum Investor Survivor II
                                        Variable Life Insurance Policy
                                        Policy Form No. 01206

                                        Platinum Investor PLUS
                                        Flexible Premium Life Insurance Policy
                                        Policy Form No. 02600

                                        Platinum Investor FlexDirector
                                        Flexible Premium Variable Life Insurance
                                        Policy
                                        Policy Form No. 03601
                                        (effective February 12, 2004)

                                        Platinum Investor IV
                                        Flexible Premium Variable Life Insurance
                                        Policy
                                        Policy Form No. 04604
                                        (effective January 1, 2005)

                                        Platinum Investor VIP
                                        Flexible Premium Variable Universal Life
                                        Insurance Policy
                                        Policy Form No. 05604
                                        (effective February 1, 2006)

                                        Legacy Plus Variable                     MFS Emerging Growth Series
                                        Life Insurance Policy
                                        Policy Form No. 98615

Name of Separate Account and Date                   Policies Funded                          Portfolios
Established by Board of Directors                 by Separate Account                  Applicable to Policies
---------------------------------       ---------------------------------------- ----------------------------------
                                        The One VUL Solution                     MFS Investors Trust Series
                                        Variable Life Insurance Policy
                                        Policy Form No. 99615

                                        AIG Corporate Investor                   MFS New Discovery Series
                                        Flexible Premium Variable Life Insurance MFS Research Series
                                        Policy
                                        Policy Form No. 99301

                                        AIG Income Advantage VUL                 MFS New Discovery Series
                                        Flexible Premium Variable Life Insurance MFS Research Series
                                        Policy
                                        Policy Form No. 07704

                                        AG Legacy Plus                           MFS Emerging Growth Series
                                        Variable Life Insurance Policy           MFS New Discovery Series
                                        Policy Form No. 99616                    MFS Total Return Series

American General Life Insurance Company Platinum Investor Variable Annuity       MFS Emerging Growth Series
Separate Account D                      Contract No. 98020                       MFS Research Series
(November 19, 1973)                                                              MFS Core Equities Series
                                        Platinum Investor Immediate              MFS New Discovery Series
                                        Variable Annuity
                                        Contract No. 03017
                                        (effective January 15, 2004)

American General Life Insurance Company EquiBuilder II and EquiBuilder III       Fidelity VIP Money Market
Separate Account VUL-2                  VUL Flexible Premium                     Fidelity VIP High Income
(April 9, 1991)                         Variable Universal Life Insurance        Fidelity VIP Equity-Income
                                        Policies                                 Fidelity VIP Growth
                                        Policy Form No. T1735                    Fidelity VIP Overseas
                                                                                 Fidelity VIP Investment Grade Bond
                                                                                 Fidelity VIP Asset Manager
                                                                                 Fidelity VIP Index 500
                                                                                 Fidelity VIP Asset Manager: Growth
                                                                                 Fidelity VIP Contrafund
                                                                                 MFS Emerging Growth Series
                                                                                 MFS Research Series
                                                                                 MFS Investors Trust Series
                                                                                 MFS Total Return Series
                                                                                 MFS Utilities Series
                                                                                 MFS Core Equities Series

American General Life Insurance Company The Chairman VA                          Fidelity VIP Money Market
Separate Account VA-1                   Combination Fixed and                    Fidelity VIP High Income
(May 22, 1996)                          Variable Annuity Contract                Fidelity VIP Equity-Income
                                        Contract Nos. T1575 and T1575Z           Fidelity VIP Growth
                                                                                 Fidelity VIP Overseas
                                                                                 Fidelity VIP Investment
                                                                                   Grade Bond
                                                                                 Fidelity VIP Asset Manager
                                                                                 Fidelity VIP Index 500
                                                                                 Fidelity VIP Contrafund
                                                                                 MFS Emerging Growth Series
                                                                                 MFS Research Series
                                                                                 MFS Investors Trust Series
                                                                                 MFS Total Return Series
                                                                                 MFS Utilities Series
                                                                                 MFS Core Equities Series